EXHIBIT 23.1


                               ARTHUR ANDERSEN LLP





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our Report dated September 11, 1998 in this Form S-4 Registration Statement, initial filing.


                                                    /s/   ARTHUR ANDERSEN LLP

Denver, Colorado,
 February 19, 1999

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